UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 17, 2015

Cambium Learning Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34575	27-0587428
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17855 Dallas Parkway, Suite 400 Dallas, Texas	75287
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 399-1995

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 17, 2015, Cambium Learning Group, Inc. (the “Company”) issued a press release announcing its financial results for the year ended December 31, 2014. A copy of the press release is attached hereto as Exhibit 99.1.

This press release attached hereto as Exhibit 99.1, insofar as it discloses historical information regarding the Company’s results of operations and or financial condition for the year ended December 31, 2014, is being furnished to the Securities and Exchange Commission under Item 2.02 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1    —Press Release, dated March 17, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cambium Learning Group, Inc.

March 18, 2015	/s/ Barbara Benson
	Name:	Barbara Benson
	Title:	Chief Financial Officer